UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 23, 2006


                       American Locker Group Incorporated
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                Delaware                    0-439                16-0338330
        ----------------------------    --------------       -------------------
       (State or other jurisdiction     (Commission          (IRS Employer
       of incorporation)                 File Number)        Identification No.)


                  815 S. Main Street, Grapevine, Texas                 76051
               -------------------------------------------         -------------
               (Address of principal executive offices)             (Zip code)


       Registrant's telephone number, including area code: (817) 239-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange   Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

         The Board of Directors of American Locker Group Incorporated (the "Company") has determined to amend the Company's policy with respect to fees paid to Directors beginning with the payment of fees for the calendar quarter ended March 31, 2006. The Company will pay $8,000 on an annual basis to Directors who are not full-time employees of the Company, payable quarterly at the end of each calendar quarter. $5,000 of such amount will be payable in cash, and the remaining $3,000 will be payable in the form of unregistered shares of the Company's common stock, as valued by the Stock Option-Executive Compensation Committee of the Company's Board of Directors from time to time. In addition, the Chair of the Audit Committee of the Company's Board of Directors will receive an additional fee of $3,000 on an annual basis, payable in cash quarterly at the end of each calendar quarter. Each Director will receive $500 for each meeting of the Board of Directors attended in person or by conference telephone, payable in cash quarterly at the end of each calendar quarter. No Director will receive additional compensation for attendance at any meeting of any committee of the Board of Directors.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On March 23, 2006, Craig R. Frank was appointed to the Company's Board of Directors. Mr. Frank was appointed to serve on the Stock Option - Executive Compensation Committee and the Nominating and Corporate Governance Committee of the Board of Directors.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      AMERICAN LOCKER GROUP INCORPORATED


                                  By: /s/ Edward F. Ruttenberg
                                      ------------------------------------------
                                      Edward F. Ruttenberg
                                      Chairman, Chief Executive Officer,
                                      Chief Operating Officer and Treasurer

Dated:  May 15, 2006